UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2021

Viper Energy Partners LP

(Exact name of registrant as specified in its charter)

DE	001-36505	46-5001985
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 West Texas, Suite 1200 Midland, Texas	79701
(Address of principal executive offices)	(Zip Code)

(432) 221-7400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	VNOM	The Nasdaq Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Executive Vice President and Chief Engineer

On November 30, 2021, Viper Energy Partners LP (“Viper”) and its parent Diamondback Energy, Inc. (“Diamondback”) reported that Russell Pantermuehl, the Executive Vice President and Chief Engineer of each of Viper’s General Partner and Diamondback and a named executive officer in Diamondback’s definitive proxy statement on Schedule 14A filed on April 23, 2021, will be retiring from his current roles at Viper and Diamondback effective as of December 31, 2021. At the same time, Mr. Pantermuehl will also retire from any other positions he currently holds with the subsidiaries of Viper and Diamondback. Mr. Pantermuehl originally joined Diamondback in August 2011 and Viper in February 2014, prior to their respective initial public offerings. Since the executive officers of Viper’s general partner are employed and compensated by Diamondback, Mr. Pantermuehl does not receive separate compensation from Viper for his services to Viper, except for any awards under Viper’s long-term equity incentive plan. Following his retirement, Mr. Pantermuehl will serve as a consultant to Diamondback from January 1, 2022 through December 31, 2022 under the terms and conditions of that certain Transition and Consulting Agreement, entered into by Diamondback and Mr. Pantermuehl as of November 30, 2021 (the “Consulting Agreement”).

A description of the Consulting Agreement and other terms of Mr. Pantermuehl’s retirement are included in Diamondback’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 30, 2021, which are incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY PARTNERS LP

	By:	Viper Energy Partners GP LLC, its general partner

Date: November 30, 2021

	By:	/s/ Teresa L. Dick
	Name:	Teresa L. Dick
	Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary